Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 20, 2026, is entered into by and between NeOnc Technologies Holdings, Inc., a Delaware corporation (the “Company”), and the investors listed on Exhibit A attached to this Agreement (each an “Investor”, and together the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder, the Company and the Investors have agreed that the Company will issue and sell to the Investors up to 406,694 shares of the Company’s common stock, $0.0001 par value (the “Common Stock”), at a per share price of $7.20 (the “Shares”) and five-year warrants to purchase up to 406,694 shares of Common Stock at a per share exercise price of $9.00, the form of which is attached hereto as Exhibit B (the “Warrants”, the shares issuable upon exercise of the Warrants, the “Warrant Shares”, and each together with the Shares, the “Securities”), all as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Sale and Issuance of the Securities. Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to such Investor at such Closing, that number of Shares and a Warrant to purchase that number of shares of Common Stock, set forth opposite such Investor’s name on Exhibit A with respect to such Closing.

2. Closing of Sale of the Securities.

(a) The purchase, sale and issuance of the Securities shall take place at one or more closings (each a “Closing”) which shall take place remotely via the exchange of documents and signatures simultaneously with the execution hereof, the initial Closing of Securities being known as the “Initial Closing”.

(b) If less than all of the Securities are sold and issued at the Initial Closing, then the Company may sell and issue at one or more subsequent Closings (each a “Subsequent Closing”), on the same terms and conditions as those contained in this Agreement, up to the balance of the unissued Securities (the “Additional Securities”) to one or more investors as may be approved by the Company in its sole discretion (the “Additional Investors”), provided that (i) such Subsequent Closing is consummated by April 30, 2026 and (ii) each Additional Investor shall become a party to, and bound by, this Agreement, in each case as of the date of such Subsequent Closing, by executing and delivering a counterpart signature page to this Agreement. Exhibit A to this Agreement shall be updated to reflect each Additional Investor and the number of Additional Securities purchased, or to be purchased, by each Additional Investor at each applicable Subsequent Closing, and each such Additional Investor shall be deemed an Investor for all purposes under this Agreement as of the date of such Subsequent Closing.

(c) At each Closing, each Investor shall deliver to the Company (i) an executed signature page to this Agreement, completed and executed by such Investor, and (ii) payment by wire transfer for the purchase price of the Securities to be purchased by such Investor. The wire transfer instructions are as follows:

Bank: Citibank, New York

Bank Address: 388 Greenwich Street, New York, NY 10013

ABA: 021000089

SWIFT (International Wires Only): CITIUS33

Bank Account Name: Morgan Stanley

Bank Account Address: 1300 Thames St., Baltimore, MD 21231

Bank Account Number: 40611172

For Further Credit To: NeOnc Technologies Holdings, Inc. 565-030504-017

(b) As of the date of each Closing, the Company shall issue and deliver to each Investor (i) an executed signature page to this Agreement, completed and executed by the Company, (ii) evidence of electronic transfer of the Shares purchased by such Investor, registered in the name of such Investor, and (iii) a Warrant purchased by such Investor, completed and executed by the Company.

3. Representations and Warranties of the Company to the Investors. The Company hereby represents and warrants to each Investor as follows:

(a) Organization, Good Standing and Qualification. The Company and each of its wholly-owned subsidiaries (the “Subsidiaries”) has been duly incorporated, organized or formed and validly exists as a corporation or limited liability company in good standing under the laws of the state of its incorporation, organization or formation. The Company and each of its Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to result in a material adverse change to (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company or any of its Subsidiaries (as hereinafter defined), taken as a whole; or (B) the ability of the Company to perform its obligations under this Agreement or consummation of any of the other transactions contemplated by this Agreement (a “Material Adverse Effect”).

(b) Authorization of this Agreement. The execution, delivery and performance by the Company of this Agreement and of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with the execution of this Agreement and the issuance of the Securities has been obtained.

(d) Compliance with Laws. To its knowledge, the Company, its directors and officers are not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof with respect to the conduct of its business or the ownership of its assets, the violation of which would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company.

(e) Compliance with Other Instruments. The Company is not in violation or default of any term of its Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, as amended from time to time, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a material adverse effect on the Company. The execution, delivery and performance of this Agreement will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

(f) Issuance of the Shares. The Shares and the Warrant Shares are duly authorized and, when issued and paid for in accordance with the applicable provisions herein, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

(g) Capitalization. The capitalization of the Company is as set forth in its SEC Reports, as that term is defined below. The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) other than as set forth in its SEC filings, pursuant to the exercise of awards under the Company’s equity incentive plans, the issuance of shares of Common Stock pursuant to the Company’s incentive plans, the issuance of shares of Common Stock or Common Stock Equivalents pursuant to agreements outstanding as of the date of the most recently filed periodic report under the Exchange Act. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as set forth in its SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(h) SEC Reports; Financial Statements. Since March 25, 2025, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the Company believes that the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and that none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Other than as set forth in its SEC Reports, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, to the best of the Company’s knowledge (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(j) Litigation. Except as set forth in its SEC Reports, there is no action, suit, notice of violation, proceeding or investigation, inquiry or other similar Proceeding of any federal or state governmental authority pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the Company’s knowledge any director or officer thereof, is or has been the subject of any Action involving the Company and a claim of violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. To the knowledge of the Company, the SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Except as set forth in its SEC Reports, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local Laws and regulations relating to taxes, securities, environmental protection, occupational health and safety, product quality and safety, and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(l) Intellectual Property.

(i) Except as set forth in its SEC Reports, the Company owns or possesses or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of the Company as presently conducted, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. As used in this Section 3(l), “Intellectual Property” means the following: (A) patent and patent rights; (B) trademarks; (C) copyrights, designs, data and database rights and registrations and applications for registration thereof; (D) inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, scientific and technical information, data and technology, manufacturing and product processes, algorithms, techniques and analytical methodology, and research and development information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and (E) other proprietary rights relating to any of the foregoing.

(ii) The Company has no knowledge that the Intellectual Property interferes with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties, and the Company has no knowledge that facts exist which indicate a likelihood of the foregoing. The Company has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of the Company, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect

(m) Listing and Maintenance Requirements. The Company has not received notice from Nasdaq Global Market (“Nasdaq”) to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company (“DTC”) or another established clearing corporation and the Company is current in payment of the fees to the DTC (or such other established clearing corporation) in connection with such electronic transfer. The Company is not subject to any “chill” issued by the DTC.

(n) Offering. Assuming the accuracy of the representations and warranties of the Investors set forth herein, the offer, issue, and sale of the Shares and the Warrants are exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(o) Knowledge. As used herein, the term “knowledge of the Company” (or similar language) shall mean the actual knowledge of the executive officers or outside counsel of the Company.

(p) Disclosed Information. The Company represents and warrants to Investor that the information the Company disclosed to Investor leading up to this Agreement is not material, non-public information pertaining to an issuer whose shares are traded freely on a stock exchange or obtained in breach of a duty of trust or confidence under Section 10(b) of the Securities Exchange Act of 1934, Rule 10b-5 thereunder or the STOCK Act and will not restrict trading of the Company by Investor in any manner.

4. Representations and Warranties of the Investors to the Company. Each Investor, severally and not jointly, represents and warrants to the Company as follows:

(a) The Investor is purchasing the Securities for investment for the account of the Investor and not for the account of any other person, and not with a view toward resale or other distribution thereof. The Investor understands that the Securities being purchased by the Investor have not been registered under the Securities Act or applicable state securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. The Investor further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, that any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares and the Warrant Shares may bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, (II) IN COMPLIANCE WITH RULE 144, OR (III) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.”

(b) The Investor is an “accredited investor” (as defined in Rule 501 of Regulation D) under the Securities Act. The Investor or the Investor’s representative, during the course of this transaction and prior to the purchase of the Securities by the Investor hereunder, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Securities, and to obtain any additional information or documents relating to the Company, its business and an investment in the Company necessary to verify the accuracy of information provided by the Company relating to the business of the Company.

(c) The Investor or the Investor’s representative is capable of evaluating the merits and risks of the purchase of the Securities. The Investor has the capacity to protect his own interests in connection with the purchase of the Securities by reason of the Investor’s preexisting personal or business relationship with the Company or its partners, officers, directors or controlling persons, or by reason of the Investor’s business or financial experience or the business or financial experience of his representative (who is unaffiliated with and who is not compensated by the Company or any affiliate, directly or indirectly).

5. Closing Conditions.

(a) Conditions to Obligations of the Investors. It shall be a condition precedent to the obligations of each Investor hereunder to be performed at any Closing that:

(i) All representations and warranties of the Company shall be accurate, correct and complete on the date of such Closing.

(ii) The Investor shall have received evidence of electronic transfer of the Shares purchased by the Investor, registered in the name of the Investor.

(iii) The Investor shall have received a Warrant purchased by the Investor, completed and executed by the Company.

(b) Conditions to Obligations of the Company. It shall be a condition precedent to the obligations of the Company hereunder to be performed at any Closing that:

(i) All representations and warranties of the Investors shall be accurate, correct and complete on the date of such Closing.

(ii) The Company shall have received the wire transfer described in Section 2 hereof in consideration of the issuance of the Securities.

6. Registration of Shares and the Warrant Shares.

6.1 Registration Procedures and Expenses. The Company shall:

(a) As soon as practicable, but in no event later than 10 days after the date of the Initial Closing, prepare and file with the SEC a registration statement on Form S-3 relating to the resale of the Shares and the Warrant Shares by the Investors from time to time on the Nasdaq, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions (the “Resale Registration Statement”). The Resale Registration Statement shall contain substantially the “Plan of Distribution” attached hereto as Annex A and substantially the “Selling Stockholder” section attached hereto as Annex B; provided, however, that no Investor shall be required to be named as an “underwriter” without such Investor’s express prior written consent.

(b) Promptly prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective until the earliest of (i) such time as all of the Shares and the Warrant Shares have been sold pursuant to the Resale Registration Statement, or (iii) such time as the Shares and the Warrant Shares become eligible for resale without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act without the requirement to be in compliance with Rule 144(c)(1).

(c) Notwithstanding anything express or implied in this Agreement to the contrary, in the event that the SEC for any reason limits the number of Shares and Warrant Shares that may be included and sold by the Investors in the Resale Registration Statement, the Company shall: (i) reduce the number of Shares and Warrant Shares included in the Resale Registration Statement on behalf of the Investors in whole or in part (such excluded Shares and/or Warrant Shares, the “Reduction Securities”), (ii) give the Investors prompt notice of the number of such Reduction Securities excluded in connection with the exclusion of such Reduction Securities arising from any interactions between the Company and the SEC with respect to the number of Shares and Warrant Shares that may be included and sold by the Investors in the Resale Registration Statement, and (iii) use its commercially reasonable efforts at the first opportunity that is permitted by the SEC to register for resale the Reduction Securities (or such portion thereof as the SEC will allow to be registered for resale at such time) pursuant to a new registration statement covering the resale of the Reduction Securities (or such portion thereof as the SEC will allow to be registered for resale at such time) for an offering to be made on a continuous basis pursuant to Rule 415 and shall file such new registration statement with the SEC within thirty (30) calendar days following (x) the date that the SEC would allow or permit such additional registration statement to be filed or (y) the date on which the Company first learned the date that the SEC would allow or permit such additional registration statement to be filed, whichever of (x) or (y) is the later date.

(e) Furnish to the Investors with respect to the Shares and Warrant Shares registered under the Resale Registration Statement (and to each underwriter, if any, of such Shares and Warrant Shares) such number of copies of prospectuses and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrant Shares by the Investors.

(f) File documents required of the Company for normal Blue Sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(g) Bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 6.1 and the registration of the Shares and Warrant Shares on behalf of the Investors pursuant to the Resale Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Investor or underwriting discounts, brokerage fees and SECs incurred by the Investors, if any in connection with the offering of the Shares and Warrant Shares on behalf of the Investors pursuant to the Resale Registration Statement.

6.2 Indemnification. For the purposes of this Section 6.2:

(a) For the purpose of this Section 6.2: (i) the term “Investor/Affiliate” shall mean any affiliate of an Investor, including a transferee who is an affiliate of such Investor, and any person who controls such Investor or any affiliate of such Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term “Resale Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Resale Registration Statement referred to in Section 6.1.

(b) The Company agrees to indemnify and hold harmless each Investor and each Investor/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which each Investor or Investor/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (1) the Resale Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Resale Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or (2) the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Resale

Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto; (ii) arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made; or (iii) arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each Investor and each Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Investor or such Investor/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Resale Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use therein; (B) the inaccuracy of any representation or warranty made by the Investor herein; or (C) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Investor prior to the pertinent sale or sales by such Investor.

(c) Each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Resale Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) the inaccuracy of any representation or warranty made by such Investor herein; or (ii) any untrue or alleged untrue statement of any material fact contained in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case under this clause (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that such Investor’s aggregate liability under this Section 6 shall not exceed the amount of net proceeds received by an Investor on the sale pursuant to the Resale Registration Statement of the Shares and Warrant Shares by such Investor.

(d) Promptly after receipt by an indemnified party under this Section 6.2 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.2 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6.2 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) If the indemnification provided for in this Section 6.2 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 6.2 in respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the

Company and the Investors from the private placement of the Securities hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Investors in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Resale Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investors on the other shall be deemed to be in the same proportion as the amount paid by the Investor to the Company pursuant to this Agreement for the Shares and Warrant Shares that were sold pursuant to the Resale Registration Statement bears to the difference (the “Difference”) between the amount the Investor paid for the Shares and Warrant Shares that were sold pursuant to the Resale Registration Statement and the amount received by the Investor from such sale. The relative fault of the Company on the one hand and the Investors on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 6.2, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (d) of this Section 6.2 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (e); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (d) for purposes of indemnification. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 4.2 were determined solely by pro rata allocation (even if the Investor were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6.2, the Investor shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Investor’s obligation to contribute pursuant to this Section 6.2 are several and not joint with other Investors’ obligation to contribute pursuant to Section 6.2 of this Agreement.

7. Miscellaneous.

a. Securities Laws Disclosure; Publicity. The Company shall, by 9:00 a.m., New York City time, on the second (2nd) business day immediately following the date of this Agreement (the “Disclosure Time”), issue a press release and/or file with the SEC a Current Report on Form 8-K (including, if applicable, all exhibits thereto, the “Disclosure Document”) disclosing (i) all material terms of the transactions contemplated hereby and, if the Disclosure Document is a Current Report on Form 8-K, attaching this Agreement and the Warrants as exhibits to such Disclosure Document, and (ii) all material non-public information concerning the Company disclosed to the Investors. Following the issuance or filing of the Disclosure Document, no Investor shall be in possession of any material non-public information concerning the Company disclosed to the Investors by the Company or its representatives. In addition, upon the Disclosure Time, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, employees, affiliates or agents, including without limitation, any placement agent, on the one hand, and any of the Investors or any of their affiliates on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting securities transactions. In addition, unless it has already done so by filing the Disclosure Document, on or before the fourth (4th) business day following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K disclosing all material terms of the transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of any Investor or any of its affiliates or advisors, or include the name of any Investor or any of its affiliates or advisors in any press release or filing with the SEC (other than any registration statement contemplated by the Registration Rights Agreement) or any regulatory agency, without the prior written consent of the Investor, except (i) as required by the federal securities law in connection with any registration statement contemplated by the Registration Rights Agreement or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq Global Market, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

b. Waiver. In connection with the issuance of Securities in any Subsequent Closing, the Investors hereby waive the applicability of Section 5.1.5(b) of the Warrant.

c. Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

d. Waiver and Amendment. Any provision of this Agreement may be amended, waived or modified only by an instrument or writing signed by the Company and each Investor. Any amendment or waiver affected in accordance with this Section 7(b) shall be binding upon the Company, the Investors and each permitted transferee of the Securities.

e. Binding Effect. The rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrator and transferees of the parties.

f. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. without regard to the principles of conflicts of law (whether Delaware or any other jurisdiction).

g. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

h. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i. Notices. Except as otherwise expressly provided herein, any notice required or permitted hereunder shall be given in writing and it or any certificates or other documents delivered hereunder shall be deemed effectively given or delivered (as the case may be) upon personal delivery (professional courier permissible) by electronic mail or facsimile (with written confirmation of receipt) or when mailed by registered or certified United States mail, three (3) business days after deposit in the United States mail. Such certificates, documents or notice may be personally delivered or sent to the following address: (i) if to the Investor, to the address listed on the signature page hereto or to such other address which the Investor shall have given notice pursuant hereto to the Company, or, (ii) if to the Company, to NeOnc Technologies Holdings, Inc., 23975 Park Sorrento, Suite 205, Calabasas, CA 91302, Attention: President, or to such other address of which the Company shall have given notice pursuant hereto; and a copy (which shall not constitute notice) shall also be sent to Manatt, Phelps & Phillips LLP, 695 Town Center Drive, 14th Floor, Costa Mesa CA 92626, Attn: Thomas J. Poletti, Esq.

j. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

k. Number and Gender. Whenever used herein, the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall be applicable to all genders.

l. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede any prior agreements (including any memorandum of understanding, term sheet or letters of intent) between the parties regarding the subject matter hereof.

m. Attorneys’ Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Securities Purchase Agreement as of the date first above written.

NEONC TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Amir Heshmatpour
Name:	Amir Heshmatpour
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned Investor has executed this Securities Purchase Agreement as of the date first above written, hereby authorizes the Company to append this signature page to a counterpart of this Securities Purchase Agreement as evidence thereof, and hereby subscribes for the purchase of the Securities (as defined in this Securities Purchase Agreement) in the amount specified below.

Number of Shares Subscribed For: 277,777

Number of shares of Common Stock underlying Warrant purchased: 277,777

Purchase Price of Securities Subscribed For: $2,000,000 (number of Shares subscribed for multiplied by $7.20)

Acknowledged and Accepted:

INVESTOR: 64K Capital, LLC

By:	/s/ Christian Groenke
Name:	Christian Groenke

Address:	3889 Maple Ave, Suite 500
Dallas, Texas 75219

Email:	cgroenke@sixty4k.com

EXHIBIT A

Schedule of Investors

Investor: 64K Capital, LLC

Total Purchase Price: $2,000,000

Number of Shares Purchased: 277,777

Number of shares underlying Warrant purchased: 277,777

Investor

Total Purchase Price: $

Number of Shares Purchased:

Number of shares underlying Warrant purchased:

Investor

Total Purchase Price: $

Number of Shares Purchased:

Number of shares underlying Warrant purchased:

Investor

Total Purchase Price: $

Number of Shares Purchased:

Number of shares underlying Warrant purchased:

A-1

EXHIBIT B

Warrant

B-1

Annex A

Plan of Distribution

We are registering the shares of common stock issued to the selling shareholder and issuable upon exercise or exchange of the warrants to permit the resale of these shares of common stock by the holders of the shares of common stock and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholder of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling shareholder may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling shareholder will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales made after the date the Registration Statement is declared effective by the SEC;

●	broker-dealers may agree with a selling securityholder to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

Annex A-1

The selling shareholder may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling shareholder may transfer the shares of common stock by other means not described in this prospectus. If the selling shareholder effects such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholder or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). The selling shareholder may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling shareholder may pledge or grant a security interest in some or all of the warrants or shares of common stock owned by it and, if the selling shareholder defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholder also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling shareholder and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholder and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that the selling shareholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

Annex A-2

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[●] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholder against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling shareholder will be entitled to contribution. We may be indemnified by the selling shareholder against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex A-3

Annex B

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of shares of Common Stock (the “Registrable Securities”) of NeOnc Technologies Holdings, Inc. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

Annex B-1

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Shareholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

Annex B-2

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Shareholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

Annex B-3

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: ADRIANA BASS – abass@manatt.com

Annex B-4